SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): May 10, 2004

                             WILLIAMS SCOTSMAN, INC.
             (Exact name of Registrant as specified in its Charter)



                        Commission File Number: 033-68444




         Maryland                    033-68444                   52-0665775
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation or                                       Identification No.)
     organization)


8211 Town Center Drive                                             21236
  Baltimore, Maryland                                            (Zip Code)
(Address of principal
  executive offices)

                                 (410) 931-6000
              (Registrant's telephone number, including area code)

                                      None
               (Former name, former address and former fiscal year
                        - if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 10, 2004 Williams Scotsman, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of the press release, including text and tables, is attached as Exhibit 99.1 below to this Current Report on Form 8-K.

     The information in Item 12 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 12 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

     The Company defines Adjusted EBITDA as earnings before deducting interest, income taxes, depreciation, amortization and non-cash charges, including non-cash stock compensation charges. The Company utilizes Adjusted EBITDA when interpreting operating trends and results of operations of its core business operations. Accordingly, the Company believes that Adjusted EBITDA provides additional information with respect to its overall operating performance and its ability to incur and service debt, make capital expenditures and meet working capital requirements. However, Adjusted EBITDA should not be considered in isolation or as a substitute for cash flow from operating activities, net income or other measures of performance prepared in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Because Adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the Adjusted EBITDA mentioned above may not be comparable to similarly titled measures of other companies.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                WILLIAMS SCOTSMAN, INC.



                                                By:  /s/ Gerard E. Holthaus
                                                     -----------------------
                                                     Gerard E. Holthaus
                                                     Chief Executive Officer

Dated: May 10, 2004


                                                By: /s/ John C. Cantlin
                                                    -----------------------
                                                    John C. Cantlin
                                                    Chief Financial Officer


Dated: May 10, 2004



                                  EXHIBIT INDEX


Exhibit                           Description
-------                           -----------
99.1                              Press Release dated May 10, 2004